UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): May 5, 2005

                         Absolute Glass Protection, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                   0-31715                91-2007478
----------------------------       ------------        -------------------
(State or other jurisdiction       (Commission           (IRS Employer
      of incorporation)            File Number)        Identification No.)


               3140 Venture Drive, Las Vegas, NV            89101
         ---------------------------------------------   ----------
           (Address of principal executive offices)      (Zip Code)

  Registrant's telephone number, including area code   (702) 735-7575


                                Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.02.  Unregistered Sales of Equity Securities

On May 5, 2005, we issued 4,080,000 restricted shares of common stock of Absolute Glass Protection, Inc. to Dane VanBreene upon the conversion of a convertible promissory note evidencing a loan to the Company in the aggregate amount of $40,800. This debt conversion was executed pursuant to a Debt Conversion Agreement dated as of May 5, 2005 (see Exhibit 10.6 attached to this Current Report). The issuance of these shares relieves our debt obligation to Mr. VanBreene. This transaction was approved by our Board of Directors.

On May 5, 2005, we also issued 6,250,000 restricted shares of common stock of Absolute Glass Protection, Inc. to Michael I. Kling, former Chief Financial Officer of the Registrant, for a debt obligation of $$62,500 owed to Mr. Kling as accrued and unpaid remuneration on the books of the corporation. This debt conversion was executed pursuant to a Debt Conversion Agreement dated as of May 5, 2005 (see Exhibit 10.7 attached to this Current Report). The issuance of these shares relieves our debt obligation to Mr. Kling. This transaction was approved by our Board of Directors.

The restricted shares will not be registered under the Securities Act of 1933, as amended (the "Act") and will be issued in the reliance upon the exemption from registration provided by section 4(2) of the Act, on the basis that the issuance of these shares do not involve a public offering.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

10.6 Debt Conversion Agreement, dated May 4, 2005 between Absolute Glass Protection, Inc. and Dane VanBreene.

10.7 Debt Conversion Agreement, dated May 4, 2005 between Absolute Glass Protection, Inc. and Michael I. Kling.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 5, 2005                            By:  /s/ Evagelina Esparza B
                                       ---------------------------------
                                                Evagelina Esparza Barrza
                                                Director
                                                Acting President



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